UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:   February 21, 2007
(Date of earliest event reported)

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	IRS Employer Identification No.

1-11337	INTEGRYS ENERGY GROUP, INC. (A Wisconsin Corporation) 130 East Randolph Drive Chicago, Illinois 60601-6207 (312) 228-5400	39-1775292

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is being filed to amend Item 9.01 of the Current Report on Form 8-K, dated February 21, 2007, filed by Integrys Energy Group, Inc. on February 27, 2007. This amendment provides the unaudited pro forma financial information required by Item 9.01 (b), which financial statements and information were not included in the Form 8-K filed on February 27, 2007. Consequently, Integrys Energy Group, Inc. hereby amends Item 9.01 of such Form 8-K to provide in its entirety as follows:

Item 9.01 Financial Statements and Exhibits

Financial Statements of Business Acquired

The financial statements required by this Item are incorporated herein by reference to Item 8, Financial Statements of Peoples Energy’s Annual Report on Form 10-K for the year ended September 30, 2006, which was filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (File No. 001-05540) on December 14, 2006.

Pro Forma Financial Information

The pro forma financial information required by this Item is set forth in Exhibit 99.2 attached hereto.

Exhibits

The exhibits identified on the attached exhibit index are filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

INTEGRYS ENERGY GROUP, INC. By: /s/ Joseph P. O'Leary Joseph P. O'Leary Senior Vice President and Chief Financial Officer

Date: May 4, 2007

INTEGRYS ENERGY GROUP, INC.
WISCONSIN PUBLIC SERVICE CORPORATION

Exhibit Index to Form 8-K
Dated February 21, 2007

Exhibit Number	Description
3.1*	Amendments to Restated Articles of Incorporation of Integrys Energy Group, Inc.
3.2*	Restated Articles of Incorporation of Integrys Energy Group, Inc., as amended.
3.3*	Amendments to Bylaws of Integrys Energy Group, Inc.
3.4*	Bylaws of Integrys Energy Group, Inc., as amended.
3.5*	Amendments to Bylaws of Wisconsin Public Service Corporation.
3.6*	Bylaws of Wisconsin Public Service Corporation, as amended.
23	Consent of Independent Registered Public Accounting Firm for Peoples Energy Corporation
99.1*	Press release issued February 21, 2007.
99.2	Unaudited pro forma condensed combined financial statements as of and for the year ended December 31, 2006

* Previously filed.